Collaborative agreements	12 Months Ended
Dec. 31, 2012
Collaborative Agreements [Abstract]
Collaborative Arrangement Disclosure [Text Block]
14.	Collaborative agreements:

	December 31,	December 31,	December 31,
	2012	2011	2010

Licensing and other fees:
Astellas US LLC (note a)	$-	$-	$10
Merck & Co. Inc. (notes a & b)	463	453	65,224
Total	$463	$453	$65,234

Research collaborative fees:
Astellas US LLC (note a)	$-	$368	$564
Merck & Co. Inc. (notes a & b)	326	684	266
Total	$326	$1,052	$830

(a)	Vernakalant (IV) in North America:

On October 16, 2003, the Company entered into a collaboration and license agreement with Astellas US LLC (Astellas), formerly Astellas Healthcare, Inc., for the co-development and commercialization of vernakalant as an intravenous formulation (vernakalant (IV)) for the treatment of atrial fibrillation and atrial flutter. Pursuant to this agreement, effective October 28, 2003, the Company granted Astellas an exclusive license to vernakalant and its related technology to develop, make and sell intravenous drugs in Canada, the United States, and Mexico (collectively, North America), including a right to sublicense to third parties. The Company retained the rights to vernakalant (IV) for markets outside North America and worldwide rights to the oral formulation of vernakalant for chronic atrial fibrillation.

On July 26, 2011, the Company granted consent for the transfer of rights for the development and commercialization of vernakalant (IV) in North America from Astellas to Merck & Co., Inc. (“Merck”). Merck now holds exclusive global rights to vernakalant (IV) for the rapid conversion of recent onset atrial fibrillation to sinus rhythm in adults. All terms, responsibilities and payments that Astellas committed to under the original collaboration and license agreement are now assumed by Merck without change.

Pursuant to the agreement, the Company received upfront and milestone payments of $26 million and is entitled to subsequent milestone payments of up to $38 million based on achievement of specified development and commercialization milestones, as well as royalties based on future net sales and sublicense revenue. The Company is also entitled to further milestone payments with respect to any subsequent drugs developed under the agreement.

Under the terms of the agreement, Merck is responsible for 75% and the Company is responsible for 25% of eligible costs associated with the development of vernakalant (IV) in North America. Merck is also responsible for all future commercialization costs for vernakalant (IV) in North America.

(b)	Vernakalant (IV) outside of North America and vernakalant (oral) globally:

On April 8, 2009, the Company entered into a collaboration and license agreement with Merck for the development and commercialization of vernakalant. Pursuant to this agreement, effective May 19, 2009, the Company granted Merck exclusive global rights to vernakalant (oral), and granted a Merck affiliate, Merck Sharp & Dohme (Switzerland) GmbH, exclusive rights outside of North America to vernakalant (IV).

Under the terms of the agreement, the Company received an upfront payment of $60 million and will be entitled to milestone payments of up to $200 million based on achievement of certain development and approval milestones associated with vernakalant products, and up to $100 million for milestones associated with approvals in subsequent indications of both the intravenous and oral formulations. In addition, the Company will receive tiered royalty payments on sales of any approved products and have the potential to receive milestone payments of up to $340 million based on achievement of significant sales thresholds. Merck has also granted the Company a secured, interest-bearing credit facility of up to $100 million that can be accessed in tranches over several years commencing in 2011 (note 10). The Company has also retained an option to co-promote vernakalant (oral) with Merck through a hospital-based sales force in the United States. Merck will be responsible for all future costs associated with the development, manufacturing and commercialization of these candidates. In July 2009, the Company achieved a milestone of $15 million relating to the submission for regulatory approval in Europe of vernakalant (IV). During the year ended December 31 2009, the Company shipped $7.0 million of clinical supplies to Merck under the agreement.

The collaboration and license agreement with Merck is a revenue arrangement with multiple deliverables recognized as a single unit of accounting during the period of ongoing involvement. The initial upfront payment, $15 million milestone payment and proceeds from shipment of clinical supplies were deferred and recognized as licensing and other revenue on a straight-line basis over the period of ongoing involvement of the Company with Merck. During this period, the Company recognized revenue prospectively from the time milestone payments were achieved, services were performed or delivery criteria were met until the end of the amortization period.

On September 2, 2010 the Company achieved a milestone of $30 million relating to the marketing approval in Europe of vernakalant (IV), which was recognized immediately as licensing and other fees. The Company started earning royalty revenue during the year ended December 31, 2010, and continues to earn royalty revenue which is included in licensing and other fees.

Pursuant to two collaboration and license agreements with Merck, the Company granted Merck exclusive global rights for the development and commercialization of vernakalant (IV) and vernakalant (oral).

On March 19, 2012, the Company announced Merck’s decision to discontinue further development of vernakalant (oral).

On September 25, 2012, Merck gave notice to the Company of its termination of both collaboration and license agreements. Pursuant to the terms of the collaboration and license agreements, the terminations will be effective after the notice periods. Upon the effective dates of the terminations, the Company will have exclusive global rights to vernakalant (IV) and vernakalant (oral). Depending on the timing of transition activities and regulatory approvals, the Company and Merck may agree to extend the notice periods.